UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2022

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38167 (Commission File Number)	81-2402421 (IRS Employer Identification No.)
1720 Peachtree Street, Suite 629 Atlanta, GA (Address of principal executive offices)	30309 (Zip code)
(404) 239-2863 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On January 26, 2022, American Virtual Cloud Technologies Inc. (“AVCT”), along with its direct and indirect subsidiaries Computex, Inc., Stratos Management Systems, Inc., First Byte Computers, Inc. and eNetSolutions, LLC (collectively, the “Companies”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Calian Corp. (“Buyer”), pursuant to which the Companies have agreed to sell substantially all of their assets, collectively comprising AVCT’s Computex business (the “Purchased Assets”), to Buyer, and Buyer has agreed to assume certain liabilities relating to the Purchased Assets (collectively, the “Asset Sale”). As consideration for the Purchased Assets, Buyer has agreed to pay to the Companies $30 million in cash, subject to (i) reduction for any indebtedness of the Computex business that is outstanding as of the closing of the Asset Sale (the “Closing”) and (ii) certain other adjustments, including based on any shortfall or surplus in working capital of the Computex business as of the Closing, based on a target level of working capital set forth in the Asset Purchase Agreement.

Under the terms of the Asset Purchase Agreement, the Companies will retain certain specified assets, including, among other things, cash.

The Asset Purchase Agreement also contains representations, warranties and indemnification obligations of the parties customary for transactions similar to those contemplated by the Asset Purchase Agreement. Such representations and warranties are made solely for purposes of the Asset Purchase Agreement and, in some cases, may be subject to qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Asset Purchase Agreement and may have been qualified by disclosures that were made in connection with the parties’ entry into the Asset Purchase Agreement.

The Asset Purchase Agreement, the Asset Sale and other transactions contemplated by the Asset Purchase Agreement must be approved by the affirmative vote of a majority of the voting power of the issued and outstanding shares of AVCT’s common stock (“Stockholder Approval”) (see “Voting Agreements” below).

In addition to the receipt of Stockholder Approval, each party’s obligation to consummate the Asset Sale is conditioned upon certain other customary closing conditions, including the accuracy of the other party’s representations and warranties as of Closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the other party of its obligations and covenants under the Asset Purchase Agreement, the delivery of certain documentation by the other party and the absence of any injunction or other legal prohibitions preventing consummation of the Asset Sale.

The Asset Purchase Agreement contains certain customary termination rights for each of AVCT (and the Companies) and Buyer, including, among other things, that either party may terminate the Asset Purchase Agreement if the Closing has not occurred by February 28, 2022 (provided, however, that if the SEC reviews the proxy statement to be submitted to the stockholders of AVCT, such date shall automatically be extended to the date (if later) that is thirty (30) days following AVCT’s receipt of oral or written notification of the completion of the review by the SEC) (the “Termination Date”). AVCT has the right to terminate the Asset Purchase Agreement if AVCT’s board of directors approves an alternative transaction that constitutes a superior proposal, provided that AVCT complies with certain notice requirements set forth in the Asset Purchase Agreement and pays a termination fee of $1.0 million (the “Termination Fee”). The Buyer has the right to terminate the Asset Purchase Agreement if AVCT’s board of directors (i) fails to publicly recommend (or has withdrawn), or changes in a manger adverse to the Buyer, its recommendation to AVCT stockholders to approve the Asset Sale, or (ii) make any public announcement or takes any other action inconsistent with the recommendation of the board to its stockholders to approve the Asset Sale and the transactions contemplated in the Asset Purchase Agreement. AVCT is also required to pay the Termination Fee if Buyer terminates the Asset Purchase Agreement as a result of the actions described in the preceding sentence.

In addition, pursuant to a Restrictive Covenant Agreement to be entered into at the Closing, the Companies will agree not to engage in their current lines of business, including (a) developing, marketing, reselling and licensing data centers solutions, enterprise networking and integration services, and (b) cloud and managed services and cybersecurity services, for a period of four years following the Closing. The Companies have also agreed to certain other customary employee and customer non-solicitation covenants.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

 The Asset Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about AVCT, Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Asset Purchase Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Asset Purchase Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts (such disclosures include information that has been included in AVCT’s public disclosures, as well as additional non-public information); and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AVCT or Buyer or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Asset Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in AVCT’s public disclosures.

Voting Agreements

Simultaneously with the execution of the Asset Purchase Agreement, the Buyer entered into voting agreements (the “Voting Agreements”) with certain stockholders of AVCT (the “Significant Stockholders”), including Pensare Sponsor Group, LLC, Stratos Management Systems Holdings, LLC and Ribbon Communications Inc., each of which is a greater than 5% stockholder of AVCT. The Significant Stockholders hold in the aggregate a majority of AVCT’s outstanding shares of common stock.

Pursuant to the Voting Agreements, each Stockholder has agreed, with respect to all of the voting securities of AVCT that such Significant Stockholder beneficially owns as of the date thereof or thereafter (the “Covered Stock”), to, among other things, (i) vote in favor of the Stockholder Approval; and (ii) not transfer any such Covered Stock during the term of the Voting Agreements. The Voting Agreements will terminate upon AVCT obtaining the Stockholder Approval.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On January 27, 2022, AVCT issued a press release regarding the execution of the Asset Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Asset Sale involving AVCT and Buyer. AVCT will prepare a proxy statement for its stockholders containing the information with respect to the Asset Sale specified in Schedule 14A promulgated under the Exchange Act and describing the proposed Asset Sale. When completed, a definitive proxy statement will be mailed to AVCT’s stockholders. AVCT and Buyer may file other documents with the SEC as well. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE PROPOSED ASSET SALE AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ASSET SALE. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This document and the exhibits hereto include certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the closing of the Asset Sale and the anticipated proceeds thereof, AVCT’s planned repayment of its outstanding indebtedness, AVCT’s projections, estimates and forecasts of revenue and other financial and performance metrics, the exercise of outstanding warrants issued by AVCT and the anticipated proceeds thereof, and planned future growth. AVCT’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements, including as a result of the uncertainty associated with being able to complete the Asset Sale, and the impact of the Asset Sale on AVCT’s business, including its financial and operating results and its employees and clients. These statements are based on various assumptions and on the current expectations of AVCT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AVCT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in AVCT’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which AVCT operates; AVCT’s substantial indebtedness; risks associated with the potential effects of COVID-19 on AVCT’s business; risks that the Asset Sale will not be consummated as expected; ability to retain key personnel; the potential impact of consummation of the Asset Sale on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in AVCT’s amended annual report on Form 10-K filed with the SEC on May 14, 2021 under the heading “Risk Factors,” and other documents of AVCT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AVCT presently does not know or that AVCT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AVCT’s expectations, plans or forecasts of future events and views as of the date hereof. AVCT anticipates that subsequent events and developments will cause its assessments to change. However, while AVCT may elect to update these forward-looking statements at some point in the future, AVCT specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing AVCT’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1	Asset Purchase Agreement, dated January 26, 2022, among Calian Corp., Computex, Inc., Stratos Management Systems, Inc., First Byte Computers, Inc., eNetSolutions, LLC and American Virtual Cloud Technologies Inc.
10.1	Form of Voting Agreement.
99.1	Press Release dated January 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas King
	Name:	Thomas H. King
	Title:	Chief Financial Officer

Date: February 1, 2022

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